Exhibit 32.2

SECTION 1350 CERTIFICATION

In connection with the Annual Report of Home Solutions of America, Inc. (the "Company") on Form 10-KSB for the annual period ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Jeffrey M. Mattich, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)     The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

Date: March 31, 2006	/s/ Jeffrey M. Mattich Jeffrey M. Mattich, Chief Financial Officer